EXHIBIT 10-1

The Procter & Gamble 2014
Stock and Incentive Compensation Plan - Related Correspondence

FORM A

20XX Executive Compensation Payment Preferences

20XX Base Salary_____________________________________________________________________________

_______%    Deferred Compensation1 (max 75%)

20XX/XX STAR Award________________________________________________________________________

_____% Cash*	}	Must equal 100%
_____% Stock Options
_____% Deferred Compensation[1]

20XX Key Manager Long Term Incentive Award___________________________________________________

_____% Stock Options*	(0%, 25%, 50%, 75%, 100%)	}	Must equal 100%
_____% Restricted Stock Units (RSUs) [3]	(0%, 25%, 50%, 75%, 100%)

20XX-XX Performance Stock Program (PSP) Award________________________________________________

_____% Common Shares* (delivered on [DATE])	}	Must equal 100%
_____% Restricted Stock Units (RSUs) [2]
______________________________________________________________________________________________________
Your signature below indicates your agreement that any awards granted or paid pursuant to the STAR and/or PSP programs will be subject to the terms of the Senior Executive Officer Recoupment Policy. This Policy provides that in the event of a significant restatement of financial results, if compensation paid pursuant to STAR and/or PSP would have been lower based on restated results, the Compensation and Leadership Development Committee may seek to recoup from the senior executive officers some or all of the compensation paid pursuant to STAR and/or PSP.

In addition, your signature indicates your understanding that you are required to own a minimum amount of P&G stock and that you are in compliance with this program and the associated holding requirements that may be required. A copy of both the Senior Executive Officer Recoupment Policy and the Executive Share Ownership Program & Stock Option Exercise Holding Requirement are available from [NAME].

______________________________________________________________________________________________________
Print Name

______________________________________________________________________________________________________
Signature                                    Date

Sign, scan and email this form to [NAME], or mail to [NAME] by [DATE]; otherwise all awards will be paid in the default form.

*Default payment form

1 For Deferred Compensation, please complete and return Election to Defer (Form B). First time participants also complete and return the Designation of Payment Form (Form C) and the Beneficiary Designation Form.
2 These RSUs are Form OPNND which are deferrable and do not receive dividend equivalents. Shares will deliver one year after separation or per retirement RSU election.
3 These RSUs are Form KM which deliver as shares in five years and no dividend equivalents.

FORM A v2

20XX Executive Compensation Payment Preferences

20XX Base Salary_____________________________________________________________________________

_______%    Deferred Compensation1 (max 75%)

20XX/XX STAR Award________________________________________________________________________

_____% Cash*	}	Must equal 100%
_____% Stock Options
_____% Deferred Compensation[1]

20XX Key Manager Long Term Incentive Award___________________________________________________

_____% Stock Options*	(0%, 25%, 50%, 75%, 100%)	}	Must equal 100%
_____% Restricted Stock Units (RSUs) [2]	(0%, 25%, 50%, 75%, 100%)

20XX-XX Performance Stock Program (PSP) Award________________________________________________

No action is required since you do not have a PSP award settling next August.
______________________________________________________________________________________________________
Your signature below indicates your agreement that any awards granted or paid pursuant to the STAR and/or PSP programs will be subject to the terms of the Senior Executive Officer Recoupment Policy. This Policy provides that in the event of a significant restatement of financial results, if compensation paid pursuant to STAR and/or PSP would have been lower based on restated results, the Compensation and Leadership Development Committee may seek to recoup from the senior executive officers some or all of the compensation paid pursuant to STAR and/or PSP.

In addition, your signature indicates your understanding that you are required to own a minimum amount of P&G stock and that you are in compliance with this program and the associated holding requirements that may be required. A copy of both the Senior Executive Officer Recoupment Policy and the Executive Share Ownership Program & Stock Option Exercise Holding Requirement are available from [NAME].

______________________________________________________________________________________________________
Print Name

______________________________________________________________________________________________________
Signature                                    Date

Sign, scan and email this form to [NAME], or mail to [NAME] by [DATE]; otherwise all awards will be paid in the default form.

*Default payment form

1 For Deferred Compensation, please complete and return Election to Defer (Form B). First time participants also complete and return the Designation of Payment Form (Form C) and the Beneficiary Designation Form.
2 These RSUs are Form KM which deliver as shares in five years and no dividend equivalents.

FORM A - AGL

20XX Executive Compensation Payment Preferences

20XX Base Salary____    _________________________________A.G. LAFLEY___________________________

_______%    Deferred Compensation1 (max 75%)

20XX/XX STAR Award________________________________________________________________________

_____% Cash*	}	Must equal 100%
_____% Stock Options
_____% Deferred Compensation[1]

20XX Key Manager Long Term Incentive Award___________________________________________________

_____% Stock Options*	(0%, 25%, 50%, 75%, 100%)	}	Must equal 100%
_____% Restricted Stock Units (RSUs)	(0%, 25%, 50%, 75%, 100%)
☐ Deliver shares on February 28, 20XX
☐ Deliver shares in 10 annual installments beginning February 28, 20XX

20XX-XX Performance Stock Program (PSP) Award________________________________________________

_____% Common Shares* (delivered on [DATE])	}	Must equal 100%
_____% Restricted Stock Units (RSUs) [2]
______________________________________________________________________________________________________
Your signature below indicates your agreement that any awards granted or paid pursuant to the STAR and/or PSP programs will be subject to the terms of the Senior Executive Officer Recoupment Policy. This Policy provides that in the event of a significant restatement of financial results, if compensation paid pursuant to STAR and/or PSP would have been lower based on restated results, the Compensation and Leadership Development Committee may seek to recoup from the senior executive officers some or all of the compensation paid pursuant to STAR and/or PSP.

In addition, your signature indicates your understanding that you are required to own a minimum amount of P&G stock and that you are in compliance with this program and the associated holding requirements that may be required. A copy of both the Senior Executive Officer Recoupment Policy and the Executive Share Ownership Program & Stock Option Exercise Holding Requirement are available from [NAME].

______________________________________________________________________________________________________
Print Name

______________________________________________________________________________________________________
Signature                                    Date

Sign, scan and email this form to [NAME], or mail to [NAME] by [DATE]; otherwise all awards will be paid in the default form.

*Default payment form

1 For Deferred Compensation, please complete and return Election to Defer (Form B). First time participants also complete and return the Designation of Payment Form (Form C) and the Beneficiary Designation Form.
2 These RSUs are Form OPNND which are deferrable and do not receive dividend equivalents.

FORM A - DST

20XX Executive Compensation Payment Preferences

20XX Base Salary____    _________________________________DAVID TAYLOR_________________________

_______%    Deferred Compensation1 (max 75%)

20XX/XX STAR Award________________________________________________________________________

_____% Cash*	}	Must equal 100%
_____% Stock Options
_____% Deferred Compensation[1]

20XX Key Manager Long Term Incentive Award___________________________________________________

_____% Stock Options*	(0%, 25%, 50%, 75%, 100%)	}	Must equal 100%
_____% Restricted Stock Units (RSUs) [2]	(0%, 25%, 50%, 75%, 100%)

20XX-XX Performance Stock Program (PSP) Award________________________________________________

_____% Common Shares* (delivered on [DATE])	}	Must equal 100%
_____% Restricted Stock Units (RSUs) [3] (Deliver shares one year after separation or per my retirement RSU election)

______________________________________________________________________________________________________
Your signature below indicates your agreement that any awards granted or paid pursuant to the STAR and/or PSP programs will be subject to the terms of the Senior Executive Officer Recoupment Policy. This Policy provides that in the event of a significant restatement of financial results, if compensation paid pursuant to STAR and/or PSP would have been lower based on restated results, the Compensation and Leadership Development Committee may seek to recoup from the senior executive officers some or all of the compensation paid pursuant to STAR and/or PSP.

In addition, your signature indicates your understanding that you are required to own a minimum amount of P&G stock and that you are in compliance with this program and the associated holding requirements that may be required. A copy of both the Senior Executive Officer Recoupment Policy and the Executive Share Ownership Program & Stock Option Exercise Holding Requirement are available from [NAME].

______________________________________________________________________________________________________
Print Name

______________________________________________________________________________________________________
Signature                                    Date

Sign, scan and email this form to [NAME], or mail to [NAME] by [DATE]; otherwise all awards will be paid in the default form.

*Default payment form

1 For Deferred Compensation, please complete and return Election to Defer (Form B). First time participants also complete and return the Designation of Payment Form (Form C) and the Beneficiary Designation Form.
2 These RSUs are Form KM which deliver as shares in five years and no dividend equivalents.
3 These RSUs are Form OPNND which are deferrable and do not receive dividend equivalents.